FIRST UNION
                            NATIONAL BANK OF FLORIDA
                               CLOSING STATEMENT

BORROWER:                  Fountain Pharmaceuticals, Inc.

ADDRESS:                   7279 Bryan Dairy Road
                           Largo, Florida 34647

CLOSING DATE:              October 17, 1996

--------------------------------------------------------------------------------


Loan Amount: :                                                     $100,000.00

Facility Fee:                                      $1,000.00
UCC- Filing                                           $33.00
       Pre-Search:                                    $10.00
       Post-Search                                    $10.00

      Total Closing Costs:                         $1,053.00
      "Plus Doc Stamps"                               350.00
                                                   ---------
                                                   $1,403.00 ("Initialed")


I hereby approve the above statement as being a true and accurate statement of transactions on my account,

Fountain Pharmaceuticals, Inc.

By: /s/John C. Walsh
    ------------------------
    John C. Walsh, President

The foregoing is a correct amount of the funds received by us in connection with this transaction.

FIRST UNION NATIONAL BANK, of Florida

By: /s/Ruth Kamide
    -------------------------
    Ruth Kamide, Vice President

                                  FIRST UNION

                                PROMISSORY NOTE

$100,000.00                                                October 17 1996

Fountain Pharmaceuticals, Inc.
7279 Bryan Dairy Road
Largo, Florida 34647
[Individually and collectively "Borrower")

First Union National Bank of Florida
214 North Hogan Street - FLO070
Jacksonville, Florida 32202
(Hereinafter referred to as the "Bank")

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office Indicated above or wherever else Bank may specify, the sum of One Hundred Thousand and No/100 Dollars ($100,000.00) or such sum as may be advanced from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

SECURITY. Borrower has granted Bank a security interest in the collateral described in the Loan Documents, Including, but not limited to, personal property collateral described in that certain Security Agreement dated October 17, 1996.

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the rate of Bank's Prime Rate plus .50% (50 basis points) as that rate may change from time to time with changes to occur on the date Bank's Prime Rate changes ("Interest Rate"). Bank's Prime Rate shall be that rate announced by Bank from time to time as its Prime Rate and is one of several interest rate bases used by Bank. Bank lends at rates both above and below Bank's Prime Rate, and Borrower acknowledges that Bank's Prime Rate Is not represented or intended to be the lowest or most favorable rate of interest offered by Bank.

DEFAULT RATE. In addition to all other rights contained in this Note, if a default In the payment of the Obligations occurs, all outstanding Obligations shall bear Interest at the Interest Rate plus 3% ("Default Rate"). The Default Rate shall else apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST COMPUTATION. (Actual/360}. Interest shall be computed on the basis of a 360-day year for the actual number of days in the interest period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of the Actual/360 Computation produces an annualized effective interest rate exceeding that of the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on November 17, 1996, and on the same day of each month thereafter until fully paid. In any event, this Note shall be due and payable in full, including all principal and accrued interest, on demand.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. Upon the occurrence of a default in the payment of the Obligations or a Default (as defined in the other Loan Documents) under any other Loan Document, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

if any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

LOAN DOCUMENTS AND OBLIGATIONS. The term "Loan Documents" used in this Note and other Loan Documents refers to all documents executed in connection with the loan evidenced by this Note end may include, without limitation, a commitment letter that survives closing, a lean agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit end any renewals or modifications, but however, does net include swap agreements as defined in 11 U.S.C. Section 101 whenever executed.

The term "Obligations" used in this Note refers to any and all indebtedness and ether obligations under this Note, all other obligations as defined in the respective Loan Documents, and all obligations under any swap agreements as defined in 11 U.S.C. Section 101 between Borrower and Bank whenever executed.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due far 10 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received,

If this Note is secured by owner-occupied residential real property located outside the state in which the office of Bank first shown above is located, the late charge laws of the state where the real property is located shall apply to this Note, or if permitted under the law of that state, 5% of each payment past due for 10 or more days.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses. whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. Regardless of any other provision of this Note or other Loan Documents, if for any reason the effective interest should exceed the maximum lawful interest, the effective interest shall be deemed reduced to, and shall be, such maximum lawful interest, and (i) the amount which would be excessive Interest shall be deemed' applied to the reduction of the principal balance of this Note and not to the payment of interest, and (ii) if the loan evidenced by this Note has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of this Note or the refunding of excess to be a complete settlement and acquittance thereof.

BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates.

DEMAND NOTE. This is a demand Note and all Obligations hereunder shall become immediately due and payable upon demand. In addition, the Obligations shall automatically become immediately due and payable If Borrower or any guarantor or endorser of this Note commences or has commenced against it a bankruptcy or insolvency proceeding.

REMEDIES. Upon the occurrence of a default in the payment of the Obligations or a Default (as defined In the other Loan Documents) under any other Loan Document, Bank may at any time thereafter, take the following actions: Bank Lien and Set-off, Exercise its right of set-off or to foreclose Its security interest or lien against any account of any nature or maturity of Borrower with Bank without notice. Cumulative, Exercise any rights end remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an Independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Borrower or its Subsidiaries, if any. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank quarterly AIR Aging & Inventory Reports, as soon as available and in any event within 30 days after the close of each such period; all in reasonable detail. Such statements shall be certified as to their correctness by a principal financial officer of Borrower and in each case, if audited statements are required, subject to audit and year-end adjustments.

LINE OF CREDIT ADVANCES, Borrower may borrow, repay and reborrow, end Bank may advance and readvance under this Note respectively from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount stated on the face of this Note. Bank's obligation to advance or readvance under this Note shall terminate if a demand for payment is made under this Note or if a Default (as defined in the other Loan Documents) under any Loan Document occurs or in any event, on the first anniversary hereof unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank,

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default {as defined in the other Loan Documents) shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note end other Loan Documents shall operate as a waiver thereof, not, shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, notice of Intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any Borrower or any person liable under this Note or other Loan Documents, all without notice to or consent of any Borrower or any person who may be liable under this Note or other Loan Documents end without affecting the liability of Borrower or any person who may be liable under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. Assignment. This Note and other Loan Documents shall inure to the benefit of end be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note end other Loan Documents are freely assignable, in whole or in part, by Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank. and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. Applicable Law; Conflict Between Documents. This Note and other Loan Documents shall be governed by and construed under the laws of the state where Bank first shown above is located without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the loan agreement or any commitment letter that survives closing, the terms of this Note shall control, Jurisdiction. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state in which the office of Bank first shown above is located. Severability. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. Notices. 'Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing end mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. Plural; Captions. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents, Binding Contract, Borrower by execution of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. Advances. Bank In its sole discretion may make other advances and readvances under this Note pursuant hereto. Posting of Payments. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. Joint and Several Obligations. Each Borrower is jointly and severally obligated under this Note. Fees and Taxes. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Note and other Loan Documents ("Disputes") between or among parties to this Note shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed-in the future, or claims arising out of or connected with the transaction reflected by this Note.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association {the "AAA") end Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located, The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less then $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be Comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general Jurisdiction, state or federal, of the state where the hearing will be conducted or if such person Is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES, Notwithstanding the preceding binding arbitration provisions, Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment 'by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.



                              Fountain Pharmaceuticals, Inc.
                              Taxpayer Identification Number: 62-1386759



CORPORATE                     By: /s/ John C. Welsh
SEAL                             ------------------------------------
                                 John C. Welsh, President

                                  FIRST UNION

                               SECURITY AGREEMENT

Fountain Pharmaceuticals, Inc.                         October 17, 1996
7279 Bryan Dairy Road
Largo, Florida 34647
(Individually and collectively "Debtor")

First Union National Bank of Florida
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
(Hereinafter referred to as the "Bank")

For value received end to secure payment and performance of the Promissory Note executed by the Debtor dated October 17, 1996, in the original principal amount of $100,000.00, payable to Bank, and any extensions, renewals, modifications or novations thereof (the "Note"), this Security Agreement and the other Loan Documents, and any other obligations of Debtor to Bank however created, arising or evidenced, Whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including swap agreements (as defined in 11 U.S.C. Section 101), future advances, and all costs and expenses incurred by Bank to obtain, preserve, perfect end enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, "Obligations"), Debtor hereby grants to Bank a continuing security interest in and lien upon the following described property, now owned or hereafter acquired, any additions, accessions, or substitutions thereof end thereto, and all proceeds and products thereof, including cash or non-cash dividends (collectively, "Collateral"):

All accounts, contract rights, leases, and any other rights of Debtor to payment for goods sold or leased or for services rendered; furniture; furnishings; equipment; machinery; accessories; moveable trade fixtures; goods held for sale or being processed for sale in Debtor's business, including all raw materials, supplies, and other materials used or consumed in Debtor's business, goods in process, finished goods, and all other items customarily classified as inventory; building improvement and construction materials, supplies and equipment; chattel paper; instruments; documents; all funds on deposit with Bank and its affiliates; and all general intangibles; as well as all parts, replacements, substitutions, profits, products and cash and non-cash proceeds of the foregoing (including insurance and condemnation proceeds payable by reason of condemnation of or loss or damage thereto) in any form and wherever located.

All inventory, including all raw materials and work in process to be processed into such inventory, and all accessions, attachments and other additions to, substitutes for, replacements for, improvements to end returns of such inventory, all accounts arising from the disposition of inventory.

Debtor hereby represents end agrees that:

OWNERSHIP. Debtor owns the Collateral or Debtor will purchase and acquire rights in the Collateral within ten days of the date advances are made under the Note. If Collateral is being acquired with the proceeds of an advance under the Note, Debtor authorizes Bank to disburse proceeds directly to the seller of the Collateral, The Collateral is free and clear of all liens, security interests, and claims except those previously reported in writing to Bank, and Debtor will keep the Collateral free end clear from all liens, security interests and claims, other than those granted to Bank.

NAME AND OFFICES, There has been no change In the name of Debtor, or the name under which Debtor conducts business, within the 5 years preceding the date of execution of this Security Agreement and Debtor has not moved its executive offices or residence within the 5 years preceding the date of execution of this Security Agreement except as previously reported in writing to Bank. The taxpayer identification number of Debtor as provided herein is correct,

TITLE/TAXES, Debtor has good and marketable title to Collateral and will warrant and defend same against all claims. Debtor will not transfer, sell, or lease Collateral (except in the ordinary course of business). Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral and on this Security Agreement. At its option, Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral. Debtor agrees to reimburse Bank, on demand, for any such payment made by Bank. Any amounts so paid shall be added to the Obligations.

WAIVERS, Debtor waives presentment, demand, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate, and notice of acceleration of maturity. Debtor further agrees not to assert against Bank as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims Debtor may have against' any seller or lessor that provided personal property or services relating to any part of the Collateral. Debtor Waives all exemptions and homestead rights with regard to the Collateral. Debtor waives any and all rights to notice or to hearing prior to Bank's taking immediate possession or control of any Collateral, and to any bond or security which might be required by applicable law prior to the exercise of any of Bank's remedies against any Collateral.

EXTENSIONS, RELEASES, Debtor agrees that Bank may extend, renew or modify any of the Obligations and grant any releases, compromises or indulgences with respect to any security for the Obligations, or with respect to any party liable for the Obligations, all without notice to or consent of Debtor and without affecting the liability of Debtor or the enforceability of this Security Agreement.

NOTIFICATIONS OF CHANGE. Debtor will notify Bank in writing at least 30 days prior to any change in: {i) Debtor's chief place of business and/or residence {ii) Debtor's name or Identity; or (iii} Debtor's corporate structure. Debtor will keep Collateral at the location(s) previously provided to Bank until such time as Bank provides written advance consent to a change of location. Debtor will bear the cost of preparing and filing any documents necessary to protect Bank's liens.

COLLATERAL CONDITION AND LAWFUL USE. Debtor represents that Collateral is in good repair and condition and that Debtor shall use reasonable care to prevent Collateral from being damaged or depreciating. Debtor shall immediately notify Bank of any material loss or damage to Collateral. Debtor shall not permit any item of equipment to become a fixture to real estate or an accession to other personal property. Debtor represents it is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, Collateral, operations, business, end finances, including, without limitation, any federal or State laws relating to liquor (including 18 U.S.C.
Section 3617, et seq.) or narcotics (including 21 U.S.C. Section 801, et seq.) and all applicable federal, state and local laws, and regulations intended to protect the environment,

RISK OF LOSS AND INSURANCE. Debtor shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Debtor from payment or other performance hereof. Debtor agrees to obtain and keep in force casualty and hazard Insurance on Collateral naming Bank as loss payee. Such insurance is to be in form and amounts satisfactory to Bank. All such policies shall provide to Bank a minimum of 30 days written notice of cancellation. Debtor shall furnish to Bank such policies, or other evidence of such policies satisfactory to Bank. Bank is authorized, but not obligated, to purchase any or all insurance or "Single Interest insurance" protecting such interest as Bank deems appropriate against such risks and for such coverage and for such amounts, including either the loan amount or value of the Collateral at its discretion, all at Debtor's expense. In such event, Debtor agrees to reimburse Bank for the cost of such insurance and Bank may add such cost to the Obligations, Debtor shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral. Debtor hereby assigns to Bank the proceeds of all such insurance and directs any insurer to make payments directly to Rank. Debtor hereby appoints Bank its attorney-in-fact, which appointment shall be irrevocable and coupled with an interest for so 10ng as the Obligations are unpaid, to file proof of loss and/or any other forms required to collect from any insurer any amount due from any damage or destruction of Collateral, to agree to and bind Debtor as to the amount of said recovery, to designate payee(s) of such recovery, to grant releases to insurer, to grant subrogation rights to any insurer, and to endorse any settlement check or draft. Debtor agrees not to exercise any of the foregoing powers granted to Bank without the Bank's prior written consent.

ADDITIONAL COLLATERAL. If at any time Collateral is unsatisfactory to Bank, then on demand of Rank, Debtor shall immediately furnish such additional Collateral satisfactory to Bank to be held by Bank as if originally pledged hereunder and shall execute such additional Security agreements end financing statements as requested by Bank.

FINANCING STATEMENTS. No Financing Statement (other than any filed by Bank or disclosed above) covering any of Collateral or proceeds thereof is on file in any public filing office, This Security Agreement, or a copy thereof, or any Financing Statement executed hereunder may be recorded. On request of Bank, Debtor will execute one or more Financing Statements in form satisfactory to Bank and will pay all costs and expenses of filing the same or of filing this Security Agreement in all public filing offices, where filing is deemed by Bank to be desirable. Bank is authorized to file Financing Statements relating to Collateral without Debtor's signature where authorized by law. Debtor appoints Bank as its attorney-in-fact to execute such documents necessary to accomplish perfection of Rank's security interest. The appointment is coupled with an interest and shall be irrevocable as long as any Obligations remain outstanding. Debtor further agrees to take such other actions as might be requested for the perfection, Continuation end assignment, in whole or in part, of the security interests granted herein. If certificates are issued or outstanding as to any of the Collateral, Debtor will cause the security interests of Bank to be properly protected, including perfection of notation thereon,

LANDLORD/MORTGAGEE WAIVERS. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver Instruments satisfactory in form and substance to Bank by which such mortgagee or landlord waives its rights, if any, in the Collateral.

STOCK, DIVIDENDS. If, with respect to any security pledged hereunder, a stock dividend is declared, any stock split made or right to subscribe Is Issued, all the certificates for the shares representing such stock dividend, stock split or right to subscribe will be immediately, delivered, duly endorsed, to the Bank as additional collateral, and any cash or non-cash dividend will be immediately delivered to Bank.

CONTRACTS, CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES, Debtor warrants that the Collateral consisting of contract rights, chattel paper, accounts, or general intangibles is (i) genuine and enforceable in accordance with its terms except as limited by law; (ii) not subject to any defense, set-off, claim or counterclaim of a material nature against Debtor except as to which Debtor has notified Bank in writing; and (lit) not subject to any other circumstances that would impair the validity, enforceability or amount of such Collateral except as to which Debtor has notified Bank In writing. Debtor shall not amend, modify or supplement any lease, contract or agreement contained in the Collateral or waive any provision therein, without prior written consent of Bank.

ACCOUNT INFORMATION. From time to time, at the Bank's request, Debtor shall provide Bank with schedules describing all accounts and contracts, including customers' addressee, credited or acquired by Debtor end at the Bank's request shall execute and deliver written assignments of contracts end other documents evidencing such accounts and contracts 'to Bank. Together with each schedule, Debtor shall, if requested by Bank, furnish Bank with copies of Debtor's sales journals, invoices, customer purchase orders or the equivalent,. and original shipping or delivery receipts for all goods sold, and Debtor warrants the genuineness thereof,

ACCOUNT AND CONTRACT DEBTORS, Bank shall have the right to notify the account and contract debtors obligated on any or all of the Collateral to make payment thereof directly to Bank and Bank may take control of all proceeds of any such Collateral, which rights Bank may exercise at any time. The cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne solely by Debtor whether the same is incurred by Bank or Debtor. Upon demand of Bank, Debtor will, upon receipt of all checks, drafts, cash end other remittances in payment on Collateral, deposit the same in a special bank account maintained with Bank, over which Rank also has the power of withdrawal,

If a Default occurs, no discount, credit, or allowance shall be granted by Debtor to any account or contract debtor and no return of merchandise shall be accepted by Debtor without Bank's consent. Bank may, after Default, settle or adjust disputes and claims directly with account contract debtors for amounts and upon terms that Bank considers advisable, and in such cases, Bank will credit the Obligations with the net amounts received by Bank, after deducting all of the expenses incurred by Bank. Debtor agrees to indemnify and defend Bank and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of the Collateral.

GOVERNMENT CONTRACTS. If any accounts receivable or proceeds of inventory covered hereby arises from obligations due to Debtor from any governmental unit or organization, Debtor shall immediately notify Bank in writing end execute all documents end take all actions demanded by Bank to ensure recognition by such governmental unit or organization of the rights of Bank in the Collateral.

FARM PRODUCTS. Debtor agrees to deliver to Bank a written list identifying all points of delivery of, and identifying all potential buyers, commission merchants, and selling agents to or through whom Debtor may sell farm products secured by this Security Agreement.

LIVESTOCK. It the Collateral includes livestock, Debtor grants to Bank a security interest in all increase, progeny and products thereof, all feed owned by Debtor, all Water privileges, all equipment used in feeding and handling said livestock, end all rights, title and interest in and to all contracts and leases covering lands for pasture and grazing purposes.

INVENTORY. So long as no Default has occurred, Debtor shall have the right in the regular course of business, to process and sell Debtor's inventory, unless Bank shall hereafter otherwise direct In writing. Upon demand of Bank, Debtor will, upon receipt of all checks, drafts, cash and other remittances, in payment of Collateral sold, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal. Debtor shall comply with all federal, state, and local laws, regulations, rulings, end orders applicable to Debtor or its assets or business, in all respects. Without limiting the generality of the previous sentence, Debtor shall comply with all requirements of the federal Fair Labor Standards Act In the conduct of its business and the production of Inventory. Debtor shall notify Bank immediately of any violation by Debtor of the Fair Labor Standards Act, and a failure of Debtor to so notify Bank shall constitute a continuing representation that all inventory then existing has been produced in compliance with the Fair Labor Standards Act.

INSTRUMENTS, CHATTEL PAPER, Any Collateral that is instruments, chattel paper and negotiable documents will be properly assigned to, deposited with and held by Bank, unless Bank shall hereafter otherwise direct or consent in writing, Bank may, without notice, before or after maturity of the Obligations, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to the Collateral, but shall have no duty to do so.

COLLATERAL DUTIES. Bank shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way or explanation and not by way of limitation, Bank shall incur no liability for any of the following: (i) loss or depreciation of the Collateral (unless caused by its willful misconduct), (ii) its failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral, or (iii) its failure to present or surrender for redemption, conversion or exchange any bond, stock, paper or other security whether in connection with any merger, consolidation, recapitalization, or reorganization, arising Out of the refunding of the original security, or for any other reason, or its failure to notify any parry hereto that the Collateral should be so presented or surrendered.

TRANSFER OF COLLATERAL. The Bank may assign its rights in the Collateral or any part thereof, to the assignee, as well as any subsequent holder hereof, who shall thereupon become vested with all the powers and rights herein given to the Bank with respect to the property so transferred and delivered, and the Bank shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred the Bank shall retain all rights and powers hereby given,

SUBSTITUTE COLLATERAL. With prior written consent of Bank, other Collateral may be substituted for the original Collateral herein in which event all rights, duties, obligations, remedies and security interests provided for, created or granted shall apply fully to such substitute Collateral.

INSPECTION, BOOKS AND RECORDS. Debtor will at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. Bank, or any of its agents, shall have the right, at Intervals to be determined by Bank and without hindrance or delay, to inspect, audit, and examine the Collateral and to make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral, Debtor's business or any other transaction between the parties hereto. Debtor will at its expense furnish Bank copies thereof upon request.

CROSS COLLATERALIZATION LIMITATION. As to any other existing or future consumer purpose loan by Bank to Debtor, within the meaning of the Federal Consumer Credit Protection 'Act, Bank expressly waives any security interest granted herein in Collateral that Debtor uses as a principal dwelling and household goods.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Debtor shall pay all of Bank's reasonable expenses incurred in enforcing this Agreement and In preserving and liquidating the Collateral, Including but not limited to, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

DEFAULT. If any of the following occurs, a default ("Default") under this Security Agreement shall exist: (i) The failure of timely payment or performance of any of the Obligations or a default under any Loan Document; (ii) Any breach of any representation or agreement contained or referred to in this Security Agreement or other Loan Document; (iii) Any loss, theft, substantial damage, or destruction of the Collateral not fully covered by insurance, or as to which insurance proceeds are not remitted to Bank within 30 days of the loss; any sale (except the sale of Inventory in the ordinary course of business), lease, or encumbrance of any of the Collateral without prior written consent of Bank; or the making of any levy, seizure, or attachment on or of the Collateral which is not removed with 10 days; or {iv) the death of, appointment of guardian for, dissolution of, termination of existence of, loss of good standing statue by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Debtor, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Debtor or any party to the Loan Documents.

REMEDIES ON DEFAULT (INCLUDING POWER OF SALE). If a Default occurs, all of the Obligations shall be immediately due and payable, without notice and Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation thereto, Bank shall have the following rights and remedies: (i) To take immediate possession of the Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which the Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render the Collateral unusable or dispose of said Collateral on Debtor's premises. (ii) To require Debtor to assemble the Collateral and make it available to Bank at a place to be designated by, Bank.
(iii) To exercise its right of set-off or bank lien as to any monies of Debtor deposited in demand, checking, time, savings, certificate of deposit or other accounts of any nature maintained by Debtor with Bank or Affiliates of Bank, without advance notice, regardless of whether such accounts are general or special. (iv) To dispose of Collateral, as a unit or In parcels, separately or with any real property interests also securing the Obligations, In any county or place to be selected bY Bank, at either private or public sale (at which public sale bank may be the purchaser) with or without having the Collateral physically present at said sale. (v) Any notice of sale, disposition or other action by Bank required by law and sent to Debtor at Debtor's address shown above, or at such other address of Debtor as may from time to time be shown on the records of Bank, at least 5 days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given Or sent when mailed postage prepaid to Debtor's address as provided herein. (vi) Bank shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Bank with respect to any of the Collateral, to the Obligations In such order and manner as Bank may determine. (vii) Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Bank in a recognized market for such collateral without providing notice of sale.

REMEDIES ARE CUMULATIVE. No failure on the part of Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

MISCELLANEOUS. (i) Amendments and Waivers. No waivers, amendments or modifications of any provision of this Security Agreement shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. Neither the failure of, nor any delay by, Bank in exercising any right, power or privilege granted pursuant to this Security Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.
(ii) Assignment. All rights of Bank hereunder are freely assignable, in whole or in part, and shall inure to the benefit of end be enforceable by Bank, its successors, assigns and affiliates. Debtor shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Debtor to assign without Bank's prior written consent is null and void. Any assignment shall not release Debtor from the Obligations. This Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors, and assigns of Debtor. (iii) Applicable Law; Conflict Between Documents. This Security Agreement shall be governed by and construed under the law of the state in which the office of Bank as stated above is located without regard to that state's conflict of laws principles. If any terms of this Security Agreement conflict with the terms of any commitment letter or loan proposal, the terms of this Security Agreement shall control. (iv) Jurisdiction. Debtor irrevocably agrees to non-exclusive personal jurisdiction in the state in which the office of Bank as stated above is located. (v) Severability. If any provision of this Security Agreement shall .be prohibited by or invalid under applicable law. such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. (vi) Notices. Any notices to Debtor shall be sufficiently given, if in writing and mailed or delivered to the address of Debtor shown above or such other address as provided hereunder; and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that the Debtor changes Debtor's address at any time prior to the date this Note is paid in full, Debtor agrees to promptly give written notice of said change of address by registered or Certified mail, return receipt requested, all charges prepaid. (vii) Captions. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or, any provision hereof. The use of the plural shall also mean the singular, end vice versa. (viii) Loan Documents, The term "Loan Documents" refers to all documents executed in connection with the Obligations end may include, without limitation, commitment letters, loan agreements, guaranty agreements, other security agreements, letters of credit, instruments financing statements, mortgages, deeds of trust, deeds to secure debt, end any amendments or supplements (excluding swap agreements as defined In 11 U.S.C. Section 101). (ix} Joint and Several Liability. If more than One person has signed this Security Agreement, such parties are jointly and severally obligated hereunder. (x) Binding Contract. Debtor by execution and Bank by acceptance of this Security Agreement, agree that each party is bound by all terms and provisions of this Security Agreement.

IN WITNESS WHEREOF, Debtor, on the day end year first written above, has caused this Agreement to be executed under seal.




                Fountain Pharmaceuticals, Inc.
                Taxpayer Identification Number: 62-1386759


CORPORATE       By: /s/ John C. Welsh
SEAL            ------------------------------------
                John C. Welsh, President

                                  FIRST UNION

                                 LOAN AGREEMENT

First Union National Bank of Florida
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
{Hereinafter referred to as the "Bank")

Fountain Pharmaceuticals, Inc.
7279 Bryan Dairy Road
Largo, Florida 33777
{Individually and collectively "Borrower")

This Loan Agreement {"Agreement") is entered into October 17, 1996, by and between Bank and Borrower, a Corporation organized under the laws of Florida.

Borrower has applied to Bank for s loan or loans {individually and collectively, the "Loan") evidenced by one or more promissory notes (whether one or more, the "Note") as follows:

Line of Credit - In the principal amount of $100,000.00 which is evidenced by the Promissory Note dated October 17, 1996 ("Line of Credit Note"), under which Borrower may borrow, repay, and reborrow, from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount. The Loan proceeds are to be used by Borrower solely for Support of A/R and Inventory. Bank's obligation to advance or readvance under the Line of Credit Note shall terminate if a default in the payment of the Obligations occurs or the Borrower is in Default (as defined in the Loan Documents) under any Loan Document, or in any event, on January 31, 1997 unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank,

This Agreement applies to the Loan and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note. The term "Borrower" shall include its Subsidiaries and Affiliates. As used in this Agreement as to Borrower, "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower. As to Borrower, "Affiliate" shall have the meaning as defined in 11 U.S.C. Section 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein.

Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Bank is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Bank and Borrower agree as follows:

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: Accurate Information. All information now and hereafter furnished to Bank is and will be true, correct and complete. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date{s) thereof, {including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. Authorization; Non-Contravention. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized by all necessary action taken by the duly authorized officers of Borrower and any guarantors and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute {with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or guarantor's assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor tO any other creditor. Asset Ownership. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets end financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Bank by Borrower in writing ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. Discharge of Liens and Taxes. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. Sufficiency of Capital. Borrower is not, end after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Loan, will not be, insolvent within the meaning of 11 U.S.C. Section 101(32). Compliance with Laws. Borrower is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor {Including 18 U.S.C. Section 3617, et seq.) or narcotics {including 21 U.S.C. Section 801, at sea.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement income Security Act of 1974, as amended {"ERISA"), if applicable. Organization and Authority. Each corporate or limited liability company Borrower and any guarantor, as applicable, is duly created, validly existing end In good standing under the laws of the state of Its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted, Each corporate or limited liability company Borrower and any guarantor, if any, is duly qualified, licensed and In good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. No Litigation. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: Business Continuity. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. Maintain Properties. Maintain, preserve and keep Its property In good repair, working order and condition, making all needed replacements, additions and Improvements thereto, to the extent allowed by this Agreement. Access to Books & Records. Allow Bank, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank to make copies thereof at Bank's expense. Insurance. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business Interruption Insurance; all acquired In such amounts end from such companies as Bank may reasonably require. Notices, Promptly notify Bank In writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any Indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower; end (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. Compliance with Other Agreements. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the Note. Payment of Debts, Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. Reports and Proxies. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority. Other Financial Information. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. Estoppel Certificate. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations.

NEGATIVE COVENANTS, Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: Nonpayment; Nonperformance. Pail to pay or perform the Obligations or Default (as defined in the Loan Documents) under any of the Loan Documents. Cross Default. Default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower ("Affiliate" shall have the meaning as defined in 11 U.S.C. Section 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein; "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or Indirectly by Borrower), any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates; Material Capital Structure or Business Alteration. Materially alter the type or kind of Borrower's business or that of its Subsidiaries or Affiliates, if any; or suffer or permit the acquisition of substantially all of Borrower's business or assets, or a material portion (10% or more) of such business or assets if such a sale is outside Borrower's ordinary course of business, or more than 50% of its outstanding stock or voting power in a single transaction or a series of transactions; or acquire substantially all of the business or assets or more than 50% of the outstanding stock or Voting power of any other entity; or enter into any merger or consolidation without prior written consent of Bank. Default on Other Contracts or Obligations. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation To a third party incurred for money borrowed. Judgment Entered. Permit the entry of any monetary judgment or The assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. Prepayment of Other Debt. Retire any long-term debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so. Retire or Repurchase Capital Stock. Retire or otherwise acquire any of its capital stock.

FINANCIAL COVENANTS. Borrower, on a consolidated basis, agrees to the following provisions from The date of This Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing: Total Liabilities to Tangible Net Worth Ratio. Borrower shall, at all times, maintain a ratio of Total Liabilities, including fully subordinated debt, divided by Tangible Net Worth of not more than 1.50 to 1.00. For purposes of this computation, "Total Liabilities" shall mean all liabilities of Borrower, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet of Borrower, in accordance with generally accepted accounting principles applied on a consistent basis. "Tangible Net Worth" shall mean the total assets minus total liabilities. For purposes of this computation, the aggregate amount of any intangible assets of Borrower including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, end brand names, shall be subtracted from total assets, and total liabilities shall include fully subordinated debt. Funds Flow Coverage Ratio. Borrower shall at all times maintain a Funds Flow Coverage Ratio of not less than 1.00 to 1.00. "Funds Flow Coverage Ratio" shall mean the sum of net profit, depreciation and amortization minus all dividends, withdrawals and non-cash income divided by the sum of all currant maturities of long term debt and capital lease obligations. Limitation on Debt. Borrower shall not, directly or indirectly, create, incur, assume or become liable for any additional debt without written consent from FUNB.

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules: all on a consolidated and consolidating basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope Imposed by Borrower or its Subsidiaries, if any. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank audited quarterly financial statements, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 30 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower and in each case, if audited statements are required, subject to audit and year-end adjustments,

Borrower shall also deliver on a quarterly basis, A/R Aging Listing & Inventory Reports, as soon as available, and in any event within 30 days after the close of each such period


CONDITIONS PRECEDENT. The obligations of Bank to make the Loan and any advances pursuant to this Agreement are subject to the following conditions precedent:
Additional Documents. Receipt by Bank of Such additional supporting documents as Bank or its counsel may reasonably request.

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal.

                Fountain Pharmaceuticals, Inc.
                Taxpayer Identification Number: 62-1386759


CORPORATE       By: /s/ John C. Welsh
SEAL            ------------------------------------
                John C. Welsh, President



First Union National Bank of Florida


/s/Ruth Kamide
----------------------------------------
Ruth Kamide, Vice President

                                  FIRST UNION

                          LANDLORD'S/MORTGAGEE'S WAIVER

PINELLAS           COUNTY, FLORIDA
-----------------

                        KNOW ALL MEN BY THESE PRESENTS:

          That for and in consideration of the sum of one dollar and other valuable considerations, the receipt of which are hereby acknowledged from the hereinafter named secured party, the undersigned, being: B.D.B.P. Enterprises (Landlord), the holder of a note secured by a mortgage, deed of trust or security agreement (security instrument) in or upon the real property described in the lease or security instrument do hereby covenant and agree with FIRST UNION NATIONAL BANK OF FLORIDA, hereinafter called the "secured party", that the security interest acquired or to be acquired by the secured party from FOUNTAIN PHARMACEUTICALS, INC. in and to the following described goods:

All furniture; furnishings; equipment: machinery; accessories; moveable trade fixtures; goods held for sale or being processed for sale in Debtor's business, Including all raw materials, supplies, and other materials used or consumed in Debtor's business, goods in process, finished goods, and all other items customarily classified as inventory; building improvement and construction materials, supplies end equipment.

All inventory, including all raw materials and work in process to be processed into such inventory, and all accessions, attachments and other additions to, substitutes for, replacements for, improvements to and returns of such inventory, all accounts arising from the disposition of Inventory.

which have been or may be Installed upon or affixed to the above described real property, shall be senior end paramount to the rights of the undersigned in and to said real property and, upon default under the terms end provisions of the security agreement or security agreements creating or evidencing the said security interest, the secured party, or the assigns of the secured party may remove the above described goods from the said real property without liability to the undersigned.

         The undersigned agree to make this waiver known to any translates of the premises or note secured by the security instrument and further agree to notify the secured party of any default in the lease or security instrument at least ten days prior to termination or foreclosure during which time secured party shall have the, option to cure any such default,

           In  witness  whereof  the  undersigned  have  executed,   sealed  and
 delivered this waiver Oct 27 , 1996.
                       -------

SIGNED, SEALED AND DELIVERED

B.D.B.P. Enterprises (Landlord)
--------------------


By: /s/Manual Garcia
-----------------------------
    Manual Garcia

STATE OF FLORIDA
COUNTY OF PINELLAS
          --------

The foregoing instrument was acknowledged before me this 17th day of October, 1996, by Manual Garcia as "VICE PRESIDENT" of "B.D.B.P. Enterprises (Landlord) who is "personally known" to me or has produced ___________ as identification and who did/did not take an oath.

                                               /s/Denise A. Braun
                                               ----------------------------
  " SEAL "  Denise A Braun                     NOTARY PUBLIC
            My Commission CC617264             State of Florida, at Large
            Expires Dec. 11, 1999              My commission expires: 12/11/99
                                                                      --------

                                  FIRST UNION

                       CERTIFICATE OF BORROWING RESOLUTION

I, the undersigned, hereby certify to FIRST UNION NATIONAL BANK OF FLORIDA ("Bank") that I am the President of Fountain Pharmaceuticals, Inc. {"Corporation"), a Corporation duly organized and existing under the laws of the State of Florida; that the following is a true copy of the Resolution duly adopted by the Board of Directors on October 17, 1996; and that such Resolution Is in full force and effect and has not been amended or rescinded, and that there is no provision in the Articles of Incorporation, Charter or By-laws of the Corporation, limiting the power of the Board of Directors to pass the following Resolution, which is in full conformity with the provisions of the Articles of Incorporation, Charter or By-laws of the Corporation.

1. RESOLVED, that EACH of the present holder(s) of the following office(s) and/ or position{s) of Corporation and his successor{s) in office, membership or position:

        President

    is hereby authorized, on behalf of, in the name of and for the account of Corporation to:

    a. borrow money and/or obtain or continue credit (with or without security) from Bank, upon such terms and conditions and In such amounts as such officer(s), member(s) or position-holder(s) may deem desirable;

    b. execute and/or endorse all documents necessary or required by Bank to evidence or consummate any loan to Corporation;

    c. guarantee the obligations of others to Bank;

    d. engage In business transactions of all nature end kind and/or to enter into all manner of contractual relationships with Bank;

    a. grant or assign a security interest of any kind in property, whether real, personal, tangible, intangible and/or mixed, pledged by Corporation as collateral securing payment or any performance relative to any lean to Corporation;

    f. sell, purchase and/or lease real, personal, tangible, intangible, and/or mixed property to/from Bank;

    g. enter Into, execute and deliver, and perform Corporation's obligations under any swap agreement with Bank as defined in 11 USC Section 101 [55), derivative agreement or foreign exchange agreement, and execute any and all documents relative thereto as may be necessary or required by Bank;


2. RESOLVED FURTHER, that foregoing authority shall not be limited to the above-identified or described officer(s), member(s), position-holder(s) or other representative{s) of Corporation but shall extend to such additional or different individuals as are named as being so authorized in any letter, form or other written or oral notice by any officer, member, position-holder or other representative of Corporation identified or described above;

3. RESOLVED FURTHER, that the President of Corporation shall furnish Bank a certified copy of this Resolution, and Bank is hereby authorized to deal with the present holder(s) of the above-identified or described office{s), membership(s) or position(s) under the authority of this Resolution unless and until it shall be expressly notified in writing to the contrary by Corporation;

4. RESOLVED FURTHER, that the President of Corporation, shall, from time to time hereafter, as changes in the personnel of the above-identified or described office(s}, membership(s) or position{s) of Corporation, are made, immediately certify such changes to Bank, and that Bank shall be fully protected in relying upon such certifications of the President of Corporation, end shall be indemnified and saved harmless from any claims, demands, expenses, losses and/or damages resulting from, or growing out of, honoring the signature or any officer{s), member{s), position-holder{s}, representative{s), agent{s), or employee(s} so certified, or refusing to honor any signature not so certified which is not described or stated in the foregoing Resolution;

5. RESOLVED FURTHER, that the President of Corporation Is authorized and directed to certify to Bank that the foregoing Resolution was duly adopted, and that the provisions thereof are in full conformity with the Articles of Incorporation, Charter or By-laws of the Corporation;

6. RESOLVED FURTHER, that all transactions by any officer{s), member{s}, position-holder(s), representative(s}, agent(s}, or employee(s) of Corporation on its behalf and in its name with Bank prior to delivery of a certified copy of the foregoing Resolution is, in all respects, hereby ratified, confirmed and adopted;

7. RESOLVED FURTHER, that the present holder(s) of the above-identified or described office(s), membership(s) or position(s), are expressly authorized and directed to affix the seal, if any, of Corporation on any instrument and to adopt any facsimile seal for any occasion and purpose on any instrument as the seal, If any, of Corporation, and that this Resolution supersedes any By-law or other organizational document of Corporation to the COntrary; and

8. RESOLVED FURTHER, that any person(s) authorized to act on behalf of Corporation pursuant to the terms of this Resolution is fully authorized to take any action or exercise any powers as set out or granted by those terms In relation to any subsidiary, parent or affiliate of Corporation.

I, finally, certify that the following is the person{s) who now hold(s) the office(s), membership(s}, and/or position(s} referred to In this Resolution above and' that their bona fide signatures are set forth below;

                            /s/John C. Walsh
                            --------------------------         President
                            John C. Walsh, President

IN WITNESS WHEREOF, i have hereunto subscribed my name(s) and affixed the seal, if any, of Corporation this October 17, 1996.


CORPORATE                   /s/John C. Walsh
SEAL                        --------------------------
                            John C. Walsh, Secretary

                                  FIRST UNION

                             UNCONDITIONAL GUARANTY
                                                                October 17, 1996
Fountain Pharmaceuticals, Inc.
7279 Bryan Dairy Road
Largo, Florida 34647
(Individually and collectively "Borrower")

Joan D. Walsh
1340 Gulf Blvd.
Clearwater, Florida 34630
{Individually end collectively "Guarantor")

First Union National Bank of Florida
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
{Hereinafter referred to as "Bank")

To induce Bank to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, and In consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Bank and its successors, assigns end affiliates the timely payment and performance of all liabilities and obligations of Borrower to Bank and its affiliates, including, but not limited to, all obligations under any notes, loan agreements, security agreements, letters of credit, swap agreements (as defined in 11 U.S. Code Section 101}, instruments, accounts receivable, contracts, drafts, leases, chattel paper, Indemnities, acceptances, repurchase agreements, overdrafts, end the Loan Documents defined below, however and whenever Incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, end all modifications, extensions or renewals thereof, including without limitation all principal, interest, charges, and costs and expenses incurred thereunder {including attorneys' fees and other costs of collection incurred, regardless of whether suit is commenced) (collectively, the "Guaranteed Obligations").

Guarantor further covenants and agrees:

GUARANTOR'S LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Guaranty are jointly and severally obligated hereunder, This Guaranty does not impose any obligation on Bank to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated. as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Bank, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give the Bank additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Bank by Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Bank and other guaranties of the Guaranteed Obligations.

TERMINATION OF GUARANTY. Guarantor may terminate this Guaranty by written notice, delivered personally to or received by certified or registered United States Mail by an authorized officer of the Bank at the address for notices provided herein. Such termination shall be effective with respect to Guaranteed Obligations arising more than 15 days after the date such written notice is received by said Bank officer. Guarantor may not terminate this Guaranty as to

Guaranteed Obligations (including any subsequent extensions, modifications or compromises of the Guaranteed Obligations) then existing, or to Guaranteed
Obligations arising subsequent to receipt by Bank of said notice if such Guaranteed Obligations are a result of Bank's obligation to, make advances pursuant to a commitment entered into prior to expiration of the 15 day notice period, or are a result of advances which are necessary for Bank to protect its collateral or otherwise preserve its interests, Termination of this Guaranty by any single Guarantor will not affect the existing and continuing obligations of any other guarantor hereunder.

APPLICATION OF PAYMENTS, BANK LIEN AND SET-OFF, Monies received from any source by Bank for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Bank. Except as prohibited by law, Guarantor grants Bank a security Interest in all of Guarantor's accounts maintained with Bank and any of its affiliates (collectively, the "Accounts"). If a Default occurs, Bank is authorized to exercise its right of set-off or to foreclose its lien against any obligation of Bank to Guarantor including, without limitation, all Accounts or any other debt of any maturity, without notice.

CONSENT TO MODIFICATIONS. Guarantor consents and agrees that Bank may from time to time, In Its sole discretion, without affecting, Impairing, lessening or releasing the obligations of the Guarantor hereunder: (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the Guaranteed Obligations; (b) increase, renew, of enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Bank; {a) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Bank In connection with the Guaranteed Obligations or any liabilities or obligations of Guarantor; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Bank; all In such manner and upon such terms as Bank may deem appropriate, and without notice to or further consent from Guarantor, No invalidity, irregularity, discharge or unenforceability of, or action or omission by Bank relating to any part of, the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.

WAIVERS AND ACKNOWLEDGMENTS. Guarantor waives end releases the following rights, demands, and defenses Guarantor may have with respect to Bank and collection of the Guaranteed Obligations: (a) promptness end diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security Interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Bank make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations; including any such rights Guarantor might otherwise have had under Va. Code Sections 49-25 end
49-26, Et Seq., N.C.G.S. Section 26-7, et seq., Tenn. Code Ann. Section 47-12-101, O.C.G.A. Section 10-7-24 land any Successor statute) and any other applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor;
(d) that Bank preserve, insure or perfect any security Interest in collateral or sell or dispose of collateral In a particular manner or at a particular time;
to) notice of extensions, modifications, renewals, or novatlons of the Guaranteed Obligations, of any new transactions or other relationships between Bank, Borrower and/or any guarantor, and of changes in The financial condition of, ownership of, or business structure of Borrower or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever; (g) the right to assert against Bank any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Bank; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of Bank's lien on any collateral, of the Loan Documents, or of any other guaranties held by Bank; (i) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (j) the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that it has relied upon its own due diligence in making its own independent appraisal of Borrower, Borrower's business affairs end financial condition, and any collateral; Guarantor will continue to be responsible for making its own independent appraisal of such matters; and Guarantor has not relied upon and will not hereafter rely upon Bank for information regarding Borrower or any collateral.

FINANCIAL CONDITION, Guarantor warrants, represents and covenants to Bank that on and after the date hereof: (a) the fair saleable value of Guarantor's assets exceeds its liabilities, Guarantor is meeting its current liabilities as they mature, and Guarantor is' and shall remain solvent; (b) all financial statements of Guarantor furnished to Bank are correct and accurately reflect the financial condition of Guarantor as of the respective dates thereof; {c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Guarantor; (d) there are not now pending any court or administrative proceedings or undischarged judgments against Guarantor, no federal or state tax liens have been filed or threatened against Guarantor, and Guarantor is not in default or claimed default under any agreement; and (a) at such reasonable times as Bank requests, Guarantor will furnish Bank with such other financial information as Bank may reasonably request.

INTEREST. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest which have been collected in excess Of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations.

DEFAULT. If any of the following events occur, a default ("Default") under this Guaranty shall exist: (a) Failure of timely payment or performance of the Guaranteed Obligations or a default under any Loan Document; (b) A breach of any agreement or representation contained or referred to in the Guaranty, or any of the Loan Documents, or contained in any other contract or agreement of Guarantor with Bank or its affiliates, whether now existing or hereafter arising; (c) The death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any Insolvency or bankruptcy proceeding by or against, Guarantor or any general partner of or the holder(s) of the majority ownership interests of Guarantor; and/or {d) The entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Guarantor.

If a Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice. Guarantor shall pay interest on the Guaranteed Obligations from such Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEY'S FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or In any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Guarantor agrees: (a] to subordinate the obligations now or hereafter owed by Borrower to Guarantor ("Subordinated Debt", to any and all obligations of Borrower to Bank now or hereafter existing while this Guaranty is In effect, provided however that Guarantor may receive regularly scheduled principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to Bank have been paid in full on or prior to such date, and (it) no event Or condition which constitutes or which with notice or the lapse or time would constitute an event of default with respect to the Guaranteed Obligations, shall be continuing on or as of the payment date; (b) Guarantor will place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to Bank by Guarantor, properly endorsed to the order of Rank, to apply to the Guaranteed Obligations.

MISCELLANEOUS. {a) Assignment. This Guaranty and other Loan Documents shall Inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Guaranty and other Loan Documents are freely assignable, in whole or in part, by Bank. Any assignment shall not release Guarantor from the Guaranteed Obligations. {b) Applicable Law; Conflict Between Documents, This Guaranty and other Loan Documents shall be governed by and construed under the laws of the state in which office of Bank first Shown above is located without regard to that state's conflict of laws principles. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control, (c) Jurisdiction, Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the state in which the office of Bank first shown above is located. {d) Severability. If any provision of this Guaranty or of the other Loan Documents shall be prohibited or Invalid under applicable law, such provision shall be Ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other document. {a) Notices. Any notices to Guarantor shall be sufficiently given, if in writing and mailed or delivered to the Guarantor's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Guarantor changes Guarantor's address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. (f) Plural; Captions. All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any Individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not effect the meaning or Interpretation of the Loan Documents. (g} Binding Contract. Guarantor by execution of and Bank by acceptance of this Guaranty agree that each party is bound to, all terms and provisions of this Guaranty. (h) Amendments, Waivers end Remedies. No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power. or privilege granted pursuant to this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Bank with respect to this Guaranty and other Loan Documents and remedies available at law or In equity shall be cumulative and may be pursued concurrently or successively. {i) Partnerships, If Guarantor Is a partnership, the obligations, liabilities and agreements On the part of Guarantor shall remain in full force and effect and fully applicable notwithstanding any changes in the individuals comprising the partnership. The term "Guarantor" includes any altered or successive partnerships, and predecessor partnership(s) and the partners shall not be released from any obligations or liabilities hereunder. (j) Loan Documents. The term "Loan Documents" refers to all documents executed in connection with the Guaranteed Obligations and may include, without limitation, commitment letters that survive closing, loan agreements, other guaranty agreements, security agreements, instruments, financing' statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements (excluding swap agreements as defined in 11 U.S. Code Section 101).

ANNUAL FINANCIAL STATEMENTS. Guarantor shall deliver to Bank annually, within thirteen months of the previous statement date on file with Rank, Guarantor's financial statement. Said financial statement shall disclose all of Guarantor's assets, liabilities, net worth income and contingent liabilities, all in reasonable detail and acceptable to Bank end submitted on a form to be provided by Bank or on such other form acceptable to Rank, signed by Guarantor and certified by Guarantor to Rank to be true, correct and complete.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty, and other Loan Documents ("Disputes") between or among parties to this Guaranty shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Guaranty.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00, All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction, The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES, Notwithstanding the preceding binding arbitration provisions, Bank and Guarantor agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Guarantor shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure  and sale,  including a  proceeding  to confirm  the sale;  (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property;
(iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Guarantor and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute end hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, Guarantor, on the day and year first written above, has caused this Unconditional Guaranty to be executed under seal.




                /s/Joan D, Walsh                    (SEAL)
                ------------------------------------------
                Joan D. Walsh
                Taxpayer Identification Number: ###-##-####








































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